[MFS LOGO]                                 Annual Report
                                           for Year Ended
                                          October 31, 1996



MFS[Registered Trademark] World Equity Fund
                          -----------------






[Graphic]






America learns how "We invented the mutual fund" (see page 30)

TABLE OF CONTENTS

Letter from the Chairman...................................................     1
Fund Facts.................................................................     2
A Discussion with the Portfolio Manager....................................     3
Portfolio Manager's Profile................................................     6
Portfolio Concentration....................................................     7
Performance Summary........................................................     8
Portfolio of Investments...................................................    10
Financial Statements.......................................................    15
Notes to Financial Statements..............................................    22
Independent Auditors' Report...............................................    29
MFS Family of Funds........................................................    32
Trustees and Officers......................................................    33

--------------------------------------------------------------------------------
HIGHLIGHTS

- FOR THE YEAR ENDED OCTOBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 16.72%, CLASS B SHARES 15.75%, AND CLASS C SHARES 15.82%.

- MOST OF THE WORLD'S EQUITY MARKETS GENERATED DOUBLE-DIGIT RETURNS FOR THE PAST YEAR, WITH THE UNITED STATES UP 24.08% AND EUROPE ADVANCING 21%, WITH RETURNS RANGING FROM 3.3% IN ITALY TO 39% IN SPAIN.

- THE NUMBER OF COUNTRIES IN WHICH THE FUND HAS INVESTMENTS HAS INCREASED FROM 20 TO 25, WITH 38% OF THE FUND'S EQUITY HOLDINGS IN EUROPE, 32% IN THE AMERICAS, AND 30% IN ASIA/PACIFIC.

- WE FIND THAT COMPANIES WE CHARACTERIZE AS STEADY EARNERS OFFER THE MOST ATTRACTIVE GROWTH PROSPECTS RELATIVE TO VALUATION. CONSEQUENTLY, THE FUND HAS LARGE HOLDINGS IN THE LEISURE AND HEALTH CARE INDUSTRIES.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN


[Picture of                   Dear Shareholders:
 A. Keith Brodkin]
                              As we enter the final months of 1996, the U.S.
                              economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter.
This unexpectedly high level was followed by a more moderate 2.2% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, increasing wages. However, the latest statistics appear to show signs of slower consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. While economic growth should continue, we expect it may slacken toward the end of the year.

        While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. We believe the equity market represents fair value at current levels, although the slowdown in corporate earnings growth and interest rate increases earlier in the year raised some near-term concerns, as was seen in July's stock market correction. Further interest rate increases, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, may have a negative effect on the stock market in the near term. To the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. While we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

     Outside the United States, we see similar economic backdrops with slow to moderate growth and low inflation in the developed countries of Europe and Japan. We believe the long-term underperformance of many of these markets relative to the United States has created some attractive valuations. European markets such as the United Kingdom and Germany have recently eased monetary policy, a trend which may continue as German and other central banks seek economic stimulus. Corporate earnings growth is expected to improve in these markets, which may lead to their favorable performance in the U.S. market.

     Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

November 12, 1996

-------------------------------------------------------------------
     FUND FACTS

STRATEGY:                THE FUND'S OBJECTIVE IS TO PROVIDE CAPITAL
                         APPRECIATION PRIMARILY THROUGH INVESTMENTS
                         IN STOCKS OF U.S. AND NON-U.S. ISSUERS.
COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986

SIZE:                    $284.5 MILLION NET ASSETS AS OF OCTOBER
                         31, 1996

-------------------------------------------------------------------

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Picture of                   Dear Shareholders:
  David Mannheim]
                              For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of 16.72%, Class B shares 15.75%, and Class C shares
                              15.82%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and compare to a 16.78% return for the Morgan Stanley Capital International World Index
                              (the MSCI), a broad, unmanaged index of global
equities.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THIS PERFORMANCE?

A. In the past year, most of the world's equity markets generated double-digit returns. As measured by the MSCI, the United States was the best performing major market in local currencies, with the Standard & Poor's 500 Composite Index, an unmanaged index of common stock performance, up 23.89%. In Europe, stocks advanced 21%, according to Morgan Stanley, with returns ranging from 3.3% in Italy to 39% in Spain. The Far East advanced just 12.2%, with returns ranging from 4.3% in Singapore to 28.1% in Hong Kong, with Japan at 10.5%. The emerging markets lagged the developed world; the IFC Composite Index, measured in U.S. currency, was up 7.2%, with Latin America up 9.3% and Asia ahead 3.4%. The IFC Composite Index is an unmanaged, market-capitalization-weighted index of the most active stocks of emerging markets, as defined by the World Bank.

     During the past year, currency changes dragged on the Fund's performance, with the U.S. dollar gaining 11.9% against the Japanese yen and 7.9% against the German mark. The dollar did decline 2.9% against the British pound, 4.5% against the Italian lira, and 3.9% against the Australian dollar.

     While the Fund's performance was influenced by these market returns, we continue to believe stock selection drives performance. We have stuck to our bottom-up approach to stock selection, with a concentration on high-quality companies which we believe have superior growth prospects and are trading at attractive values.

Q. COULD YOU DESCRIBE THE BUSINESS AND ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST YEAR AS IT RELATES TO THE FUND?

A. In general, the world's economies had slower growth than anticipated at the beginning of the year. The United States has experienced moderate economic growth with subdued inflation, as opposed to earlier concerns about overly strong growth and increasing inflationary pressures. Europe's economy, particularly on the Continent, showed little to no growth, while inflation has fallen. In Japan, the economic recovery has been choppy and modest, with deflation more of an issue.

     As a result, interest rates have fallen around the world, particularly during the year's second half. This has created a favorable environment for equities, and stock market valuations have risen as a result.

Q. HOW HAVE THE FUND'S GEOGRAPHIC ALLOCATIONS CHANGED THIS YEAR, AND WHY?

A. While the number of countries in which the Fund has investments has increased from 20 to 25, there have been only incremental changes to the broad geographic weightings. The Fund's assets are evenly spread around the world, with 38% of equity holdings in Europe, 32% in the Americas, and 30% in Asia/Pacific.

     As always, stock selection drives the Fund's country weightings. For example, the Fund's Asia/Pacific holdings have been reduced from 32% of assets on October 31, 1995, to 30% today. This reflects a 4% reduction in our holdings in Australia and a 2% reduction in South Korea. There have also been small cuts in Malaysia and Singapore, although these were partially offset by a 2% increase in holdings in both Japan and Hong Kong and by new positions in Indonesia and the Philippines. The reduction in Australia resulted from three of our holdings reaching what we felt were fair valuations: ANZ Bank, Sydney Harbour Casino, and Woolworths. The increases in Japan and Hong Kong reflect additions to the portfolio that include Takeda Chemical, Nitto Denko, Ushio, Hong Kong Land, Wing Hank Bank, Liu Chong Hing Bank, and Hong Kong Electric.

Q. ARE THERE ANY PARTS OF THE WORLD THAT YOU ARE AVOIDING OR UNDERWEIGHTING?

A. Relative to the MSCI, the Fund is most noticably underweighted in the two largest markets in the world, the United States and Japan, with weightings of 29% and 13%, respectively. We believe that the United States is disadvantaged by what we feel is a disproportionate 42.2% weighting in the index relative to the actual number of investment opportunities available elsewhere in the world. Therefore, there is a built-in bias to be underweighted in the United States. In Japan, which comprises 20.8% of the index, we continue to find most companies' valuations unattractive relative to similar companies elsewhere in the world.

Q. ARE THERE ANY PARTICULAR INDUSTRIES OR SECTORS THAT YOU LIKE RIGHT NOW?

A. We continue to find that the companies we characterize as steady earners offer the most attractive growth prospects relative to valuation. Not surprisingly, the Fund has large holdings in the leisure and health care industries. Representative holdings would include Astra in Sweden, St. Jude Medical and Viacom in the United States, Takeda Chemical in Japan, and Sky City Casino in New Zealand.

     The Fund is also overweighted in the utilities and communications sector (14% versus 9% of the MSCI). This reflects large concentrations in mobile telephone operators such as DDI, Telecom Italia Mobile, and Korea Mobile Telecom, and holdings in electric and telephone utilities operating in what we see as high-growth economies, such as Korea Electric Power, Chilectra, OTE, and Hong Kong Electric.

Q. WHAT ABOUT SECTORS THE FUND IS AVOIDING?

A. We have underweighted most of the cyclical sectors because their valuations, based on average cycle prices, appear to us to be too rich relative to their growth prospects. For example, the Fund has 4% invested in basic materials such as chemicals and papers, versus 9% by the MSCI, and most of our weighting is in industrial gas companies like Praxair and Air Products, both of which we expect to show above-average growth regardless of the state of the global economy. We are also underweighted in energy, at 4% of the portfolio versus 6% by the MSCI.

Q. WHICH STOCKS CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE?

A. A list of major contributors includes companies in most markets around the world and covers such U.S. companies as Lockheed Martin, which advanced 34.4% for the year; Cigna, which was up 35.4%; and Federal Home Loan Mortgage Corp., up 48.1%. Overseas, Sparbanken in Sweden was up 66.7%, Royal Dutch Petroleum gained 48.5%, QBE Insurance in Australia advanced 51.3%, and Acerinox of Spain gained 23.4%.

Q. NOW, HOW ABOUT SOME STOCKS THAT PERFORMED BELOW EXPECTATIONS?

A. That list would include United Healthcare and Office Depot in the United States, which fell 28.9% and 31.4%, respectively, for the year; Omron in Japan, which declined 14.6%; and Korea Electric Power, down 21.6%.

Q. WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET OR ECONOMIC ENVIRONMENT AS THEY RELATE TO THE FUND, AND HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THESE CHANGES?

A. While our inflation outlook is subdued, we believe that in most markets around the world, interest rates are unlikely to repeat their recent decline. With this threat removed, corporate earnings growth should be the key to future performance. In this environment, stock selection becomes even more critical, and by identifying those companies that, on a global basis, can sustain above-average earnings growth and trade at attractive relative valuations, we believe the Fund can generate superior investment returns.

Respectfully,

/s/ David Mannheim

David Mannheim
Portfolio Manager

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE

DAVID MANNHEIM IS A VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT AND PORTFOLIO MANAGER OF MFS WORLD EQUITY FUND, MFS WORLD ASSET ALLOCATION FUND, AND MERIDIAN WORLD EQUITY FUND. MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED AN INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, AND VICE PRESIDENT AND PORTFOLIO MANAGER OF MFS WORLD EQUITY FUND IN 1992. HE IS A GRADUATE OF AMHERST COLLEGE AND MASSACHUSETTS INSTITUTE OF TECHNOLOGY'S SLOAN SCHOOL OF MANAGEMENT.
--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1996

TOP TEN HOLDINGS

POWERGEN PLC                          FEDERAL HOME LOAN MORTGAGE CORP.
British electric utility              U.S. mortgage banker and underwriter

DDI CORP.                             ASTRA AB
Japanese telecommunications company   Swedish pharmaceutical manufacturer

FEDERATED DEPARTMENT STORES           CABLETRON SYSTEMS
U.S. retailer                         Computer network company

ABB AB                                ST. JUDE MEDICAL
Swiss engineering conglomerate        U.S. medical instrument manufacturer

KIMBERLY-CLARK                        LION NATHAN
U.S. paper products company           New Zealand brewer




LARGEST SECTORS

                                 [Pie Chart]

Utilities and Communications                14.2%
Financial Services                          11.6%
Industrial Goods and Services               10.3%
Retailing                                    9.5%
Health Care                                  9.1%
Other Sectors*                              45.3%

* For a more complete breakdown refer to Portfolio of Investments.

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS World Equity Fund Class B shares in comparison to various market indicators. Fund results in the graph do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from January 1, 1987 to October 31, 1996)

[Graphic]
                             1/1/87    10/88     10/90    10/92    10/94    10/96
MFS World Equity Class B     10,000    13,393    16,230   16,878   22,926   28,945
Consumer Price Index         10,000    10,872    12,075   12,826   13,522   14,321
S&P 500 Composite Index      10,000    12,236    14,291   20,963   25,008   39,152
MSCI World Index             10,000    13,856    14,094   15,645   21,607   27,776

                                                                         Life of
      AVERAGE ANNUAL TOTAL RETURNS         1 Year    3 Years   5 Years   Fund++
--------------------------------------------------------------------------------
MFS World Equity Fund (Class A) at net
  asset value                              +16.72%   +11.23%   +12.40%   +11.65%
--------------------------------------------------------------------------------
MFS World Equity Fund (Class A) including
  5.75% sales charge                       + 9.99%   + 9.06%   +11.08%   +10.98%
--------------------------------------------------------------------------------
MFS World Equity Fund (Class B) without
  CDSC                                     +15.75%   +10.17%   +11.72%   +11.30%
--------------------------------------------------------------------------------
MFS World Equity Fund (Class B) with CDSC  +11.75%   + 9.34%   +11.46%   +11.30%
--------------------------------------------------------------------------------
MFS World Equity Fund (Class C) without
  CDSC                                     +15.82%   +10.26%   +11.77%   +11.33%
--------------------------------------------------------------------------------
MFS World Equity Fund (Class C) with CDSC  +14.82%   +10.26%   +11.77%   +11.33%
--------------------------------------------------------------------------------
Average global fund*                       +15.52%   + 9.50%   +11.00%   +11.25%
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI)
  World Index                              +16.78%   +11.62%   +11.10%   +11.44%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+     +23.89%   +17.57%   +15.47%   +14.60%
--------------------------------------------------------------------------------
Consumer Price Index**                     + 3.01%   + 2.81%   + 2.88%   + 3.68%
--------------------------------------------------------------------------------

 * Source: Lipper Analytical Services.
** The Consumer Price Index is a popular measure of change in prices.
 + Source: CDA/Wiesenberger.
++ Commencement of investment operations December 29, 1986.

Class A (SEC) results include the maximum 5.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase.

Class A and Class C share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class B share performance, which is included within the Class A share SEC performance, has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. The Class B share performance included within the Class C share SEC performance has been adjusted to reflect the lower CDSC generally applicable to Class C shares, rather than the higher CDSC generally applicable to Class B shares. Class A and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares, and not significantly different for Class C shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
    TAX FORM SUMMARY

    The Fund is estimated to have derived approximately 68.9% of its ordinary income from dividends paid by foreign companies, and to have paid foreign taxes equivalent to approximately 8.8% of its ordinary income.

    For the year ended October 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 10.43%.

    FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

    For the year ended October 31, 1996 distributions from long-term capital gains are $6,681,382.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - October 31, 1996


COMMON STOCKS - 93.5%

------------------------------------------------------------------------------------
ISSUER                                                         SHARES          VALUE
------------------------------------------------------------------------------------
U.S. Stocks - 28.8%
  Aerospace - 2.2%
    Allied Signal, Inc.                                        35,500     $2,325,250
    Lockheed-Martin Corp.                                      44,000      3,943,500
                                                                          ----------
                                                                          $6,268,750
------------------------------------------------------------------------------------
  Apparel and Textiles - 0.8%
    Owens Corning Fiberglass Corp.                             55,000     $2,131,250
------------------------------------------------------------------------------------
  Automotive - 1.0%
    Goodrich (B.F.) Co.                                        66,200     $2,805,225
------------------------------------------------------------------------------------
  Business Services - 1.4%
    Alco Standard Corp.                                        45,500     $2,110,062
    Block H & R Incorporated                                   72,000      1,782,000
                                                                          ----------
                                                                          $3,892,062
------------------------------------------------------------------------------------
  Chemicals - 2.1%
    Air Products & Chemicals, Inc.                             48,000     $2,880,000
    Praxair, Inc.                                              68,000      3,009,000
                                                                          ----------
                                                                          $5,889,000
------------------------------------------------------------------------------------
  Computer Software - Systems - 1.0%
    Computer Associates International, Inc.                    49,000     $2,897,125
------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Philip Morris Cos., Inc.                                   18,500     $1,713,563
------------------------------------------------------------------------------------
  Entertainment - 1.0%
    Viacom, Inc. "B"*                                          87,251     $2,846,564
------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Federal Home Loan Mortgage Corp.                           45,500     $4,595,500
------------------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    PepsiCo. Inc.                                              96,000     $2,844,000
------------------------------------------------------------------------------------
  Forest and Paper Products - 1.7%
    Kimberly-Clark Corp.                                       52,500     $4,895,625
------------------------------------------------------------------------------------
  Insurance - 1.0%
    Cigna Corp.                                                22,500     $2,936,250
------------------------------------------------------------------------------------
  Medical and Health Products - 1.6%
    Pharmacia & Upjohn, Inc.                                   51,000     $1,836,000
    Rhone-Poulenc Rorer, Inc.                                  42,300      2,839,387
                                                                          ----------
                                                                          $4,675,387
------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    St. Jude Medical, Inc.*                                   101,000     $3,989,500
    United Healthcare Corp.                                    68,000      2,575,500
                                                                          ----------
                                                                          $6,565,000
------------------------------------------------------------------------------------
  Oils - 1.0%
    Mobil Corp.                                                23,000     $2,685,250
------------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Gannett Co., Inc.                                          39,000     $2,959,125
------------------------------------------------------------------------------------
  Railroads - 1.3%
    Burlington Northern Santa Fe Railway Co.                   43,500     $3,583,313
------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ISSUER                                                         SHARES           VALUE
-------------------------------------------------------------------------------------
U.S. Stocks - continued
  Restaurants and Lodging - 1.3%
    Host Marriott Corp.                                       148,700     $ 2,286,263
    Mandarin Oriental                                       1,052,000       1,420,200
                                                                          -----------
                                                                          $ 3,706,463
-------------------------------------------------------------------------------------
  Stores - 3.7%
    Federated Department Stores, Inc.*                        168,000     $ 5,544,000
    Office Depot, Inc.*                                       107,000       2,099,875
    Rite Aid Corporation                                       58,000       1,972,000
    Thrifty Payless Holdings, Inc., "B"*                       38,000         812,250
                                                                          -----------
                                                                          $10,428,125
-------------------------------------------------------------------------------------
  Telecommunications - 1.3%
    Cabletron Systems, Inc.*                                   60,500     $ 3,773,687
-------------------------------------------------------------------------------------
Total U.S. Stocks                                                         $82,091,264
-------------------------------------------------------------------------------------
Foreign Stocks - 64.7%
  Argentina - 0.1%
    Mirgor Sacifia, ADR (Auto Parts)##                         97,600     $   156,160
-------------------------------------------------------------------------------------
Australia - 2.6%
    QBE Insurance Group Ltd. (Insurance)                      723,121     $ 3,822,606
    Southern Star Group Limited
      (Entertainment)##                                       574,000         809,202
    Seven Network Ltd. (Entertainment)                        909,000       2,807,720
                                                                          -----------
                                                                          $ 7,439,528
-------------------------------------------------------------------------------------
  Brazil - 0.5%
    Multicanal Participacoes S.A.
      (Telecommunications)                                    105,800     $ 1,481,200
-------------------------------------------------------------------------------------
  Canada - 1.6%
    Canadian National Railway Co. (Railroads)                 163,000     $ 4,482,500
-------------------------------------------------------------------------------------
  Chile - 0.7%
    Chilectra S.A., ADR (Utilities - Electric)                 38,500     $ 2,088,625
-------------------------------------------------------------------------------------
Finland - 2.0%
    Aamulehti Ii (Publishing)                                  59,900     $ 1,754,084
    Huhtamaki Oy (Conglomerates)                               41,000       1,778,370
    Tt Tieto Oy (Computer Software)                            33,300       2,226,697
                                                                          -----------
                                                                          $ 5,759,151
-------------------------------------------------------------------------------------
  France - 2.0%
    Michelin, "B" (Tire and Rubber)                            44,000     $ 2,116,292
    Union des Assurances Federales S.A.
      (Broadcasting)                                           31,000       3,478,049
                                                                          -----------
                                                                          $ 5,594,341
-------------------------------------------------------------------------------------
  Germany - 3.0%
    Adidas AG (Stores)                                         45,200     $ 3,864,928
    Henkel Kgaa (Chemicals)                                    48,000       2,148,617
    Tarkett AG (Building Materials)##                          31,600         682,793
    Volkswagen AG (Automotive)                                  4,800       1,885,375
                                                                          -----------
                                                                          $ 8,581,713
-------------------------------------------------------------------------------------
  Greece - 0.5%
    Ote Greek Telecom (Telecommunications)                     86,000     $ 1,515,823
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ISSUER                                                         SHARES           VALUE
-------------------------------------------------------------------------------------
Foreign Stocks - continued
  Hong Kong - 4.2%
    Asia Satellite Telecommunications
      (Telecommunications)                                     46,000     $ 1,230,500
    Giordano International Ltd. (Retail)                    2,117,000       2,135,701
    Hong Kong Electric Holdings Ltd. (Real
      Estate)                                                 450,000       1,440,498
    Hong Kong Land Holdings (Real Estate)                     621,000       1,384,830
    Liu Chong Hing Bank (Financial Institutions)            1,293,000       1,881,378
    Peregrine Investment Holdings (Finance)                   769,000       1,238,285
    Wing Hang Bank Limited
      (Banks and Credit Companies)                            655,000       2,634,673
                                                                          -----------
                                                                          $11,945,865
-------------------------------------------------------------------------------------
  Indonesia - 0.7%
    Bank Negara Indonesia (Banks)+                          2,072,600     $   756,651
    Semen Gresik (Building Materials)                         463,000       1,332,345
                                                                          -----------
                                                                          $ 2,088,996
-------------------------------------------------------------------------------------
  Italy - 1.4%
    Telecom Italia RNC (Utilities - Telephone)                454,000     $   937,609
    Telecom Italia DRNC (Utilities - Telephone)             2,630,000       2,997,299
                                                                          -----------
                                                                          $ 3,934,908
-------------------------------------------------------------------------------------
  Japan - 12.0%
    Bridgestone Corp. (Tire and Rubber)                       137,000     $ 2,305,548
    Canon, Inc. (Office Equipment)                            185,000       3,534,928
    Daiwa House Industrial Co. (Housing)                       88,000       1,218,687
    DDI Corp. (Telecommunications)                                810       6,070,208
    East Japan Railway Co. (Railroads)                            409       1,874,897
    Kinki Coca-Cola (Beverages)                                89,000       1,162,328
    Kirin Beverage (Beverages)                                143,000       1,905,163
    Matsushita Electric (Electrical Equipment)                109,000       1,738,803
    Murata Manufacturing Co., Ltd. (Electrical
      Equipment)                                               59,000       1,892,716
    Nitto Denko Corporation (Industrial Goods
      and Services)                                           183,000       2,710,755
    Omron Corp. (Electronics)                                 150,000       2,668,946
    Osaka Sanso Kogyo (Chemicals)                             456,000       1,506,810
    Takeda Chemical Inds (Pharmaceuticals)                    212,000       3,623,455
    Ushio Incorporated (Electronics)                          194,000       2,023,490
                                                                          -----------
                                                                          $34,236,734
-------------------------------------------------------------------------------------
  Malaysia - 0.7%
    New Straits Times Press Berhad
      (Printing and Publishing)                               397,000     $ 2,090,301
-------------------------------------------------------------------------------------
  Netherlands - 1.7%
    Ihc Caland NV (Transportation - Marine)                    37,300     $ 2,076,242
    Royal Dutch Petroleum Co. (Oils)                           17,300       2,849,268
                                                                          -----------
                                                                          $ 4,925,510
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ISSUER                                                         SHARES           VALUE
-------------------------------------------------------------------------------------
Foreign Stocks - continued
  New Zealand - 3.1%
    Sky City Ltd. (Entertainment)                             673,175     $ 3,855,072
    Lion Nathan Ltd. (Food and Beverage
      Products)                                             1,882,000       4,852,501
                                                                          -----------
                                                                          $ 8,707,573
-------------------------------------------------------------------------------------
  Peru - 0.4%
    Telefonica del Peru S.A.
      (Telecommunications)                                     59,000     $ 1,216,875
-------------------------------------------------------------------------------------
  Philippines - 0.9%
    Alison's Cement Corp. (Building Materials)##            2,885,000     $ 1,099,466
    Philipino Telephone (Telecommunications)                1,437,700       1,273,877
                                                                          -----------
                                                                          $ 2,373,343
-------------------------------------------------------------------------------------
  Singapore - 0.8%
    Hong Leong Finance Ltd. (Financial Services)              722,000     $ 2,204,972
-------------------------------------------------------------------------------------
  South Korea - 1.6%
    Korea Electric Power Corp.
      (Utilities - Electric)                                   69,230     $ 2,041,613
    Korea Mobile Telecommunications
      (Utilities - Telephone)                                   2,595       2,602,873
                                                                          -----------
                                                                          $ 4,644,486
-------------------------------------------------------------------------------------
  Spain - 3.5%
    Fab Autom Renault (Automotive)                             32,000     $   637,998
    Cubiertas Y Mzov
      (Engineering - Construction)                             39,000       2,780,923
    Repsol S.A. (Oils)                                         81,500       2,654,007
    Acerinox S.A. (Iron and Steel)                             32,450       3,881,822
                                                                          -----------
                                                                          $ 9,954,750
-------------------------------------------------------------------------------------
  Sweden - 6.5%
    Abb AB (Electrical Equipment)                              48,000     $ 5,349,958
    Astra AB, Free, "B" (Pharmaceuticals)                     107,000       4,881,016
    Enator Ab (Computer Services)                              97,000       2,153,425
    Nobel Biocare AB (Medical and Health
      Products)                                                93,500       1,578,119
    Sparbanken Sverige AB, "A"
      (Banks and Credit Companies)                            195,000       3,083,707
    Volvo AB (Automotive)                                      67,000       1,390,634
                                                                          -----------
                                                                          $18,436,859
-------------------------------------------------------------------------------------
  Switzerland - 1.0%
    Ciba-Geigy AG (Medical and Health Products)                 2,300     $ 2,820,874
-------------------------------------------------------------------------------------
  Thailand - 0.9%
    Siam City Cement Co., Ltd. (Building
      Materials)                                              140,800     $   883,035
    Total Access Communications Public Co., Ltd.
      (Telecommunications)                                    224,000       1,546,980
                                                                          -----------
                                                                          $ 2,430,015
-------------------------------------------------------------------------------------
  United Kingdom - 12.3%
    ASDA Group PLC (Retail)                                 2,186,000     $ 4,159,969
    British Aerospace (Aerospace)                             172,300       3,270,471
    British Petroleum (Oils)                                  283,000       3,039,127
    Capital Radio PLC (Broadcasting)                          117,200       1,105,630
    Jarvis Hotels PLC (Lodging)+                              575,000       1,487,028

--------------------------------------------------------------------------------------
ISSUER                                                         SHARES            VALUE
--------------------------------------------------------------------------------------
Foreign Stocks - continued
  United Kingdom - continued
    Kwik-Fit Holdings PLC (Retail)                            674,900     $  2,441,230
    Lloyds Tsb Group PLC (Banks)                              367,386        2,327,471
    New London Capital PLC (Financial
      Services)##                                             670,000        1,215,077
    PowerGen PLC (Utilities - Electric)                     1,665,854       13,818,511
    Storehouse PLC (Retail)                                   454,749        2,059,923
                                                                          ------------
                                                                          $ 34,924,437
--------------------------------------------------------------------------------------
Total Foreign Stocks                                                      $184,035,539
--------------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $231,146,893)                       $266,126,803
--------------------------------------------------------------------------------------

WARRANTS
--------------------------------------------------------------------------------------
  Hong Kong
    Peregrine Investment Holdings
      (Identified Cost, $9,538)                                76,900     $     14,422

--------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
                                                        (000 OMITTED)
--------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 5.8%
--------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 11/05/96                     $  340     $    339,804
    Federal Home Loan Mortgage Assn., due
      11/13/96                                                  2,900        2,894,993
    Federal National Mortgage Assn., due
      11/19/96                                                  7,225        7,206,251
    General Electric Capital Corp., due 11/01/96                5,945        5,945,000
--------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                           $ 16,386,048
--------------------------------------------------------------------------------------
Total Investments (Identified Cost, $247,542,479)                         $282,527,273

OTHER ASSETS, LESS LIABILITIES - 0.7%                                        2,023,417
--------------------------------------------------------------------------------------
Net Assets - 100.0%                                                       $284,550,690
--------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
OCTOBER 31, 1996
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $247,542,479)             $282,527,273
  Cash                                                                    99,859
  Foreign currency, at value (identified cost, $768,967)                 774,218
  Receivable for Fund shares sold                                      5,429,597
  Receivable for investments sold                                      1,428,862
  Dividends receivable                                                   293,002
  Net receivable for forward foreign currency exchange contracts
    purchased                                                             81,860
  Other assets                                                            99,602
                                                                    ------------
      Total assets                                                  $290,734,273
                                                                    ------------
Liabilities:
  Payable for investments purchased                                 $  4,955,735
  Payable for Fund shares reacquired                                     830,602
  Net payable for forward foreign currency exchange contracts sold        82,112
  Payable to affiliates -
    Management fee                                                         7,702
    Shareholder servicing agent fee                                        1,505
    Distribution fee                                                      73,924
  Accrued expenses and other liabilities                                 232,003
                                                                    ------------
      Total liabilities                                             $  6,183,583
                                                                    ------------
Net assets                                                          $284,550,690
                                                                    ------------
Net assets consist of:
  Paid-in capital                                                   $220,466,965
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                   34,993,721
  Accumulated undistributed net realized gain
    on investments and foreign currency transactions                  29,131,434
  Accumulated net investment loss                                        (41,430)
                                                                    ------------
      Total                                                         $284,550,690
                                                                    ------------
Shares of beneficial interest outstanding                             15,478,006
                                                                    ------------
Class A shares:
  Net asset value and redemption price per share
    (net assets of $94,909,355 / 5,145,398 shares of beneficial
      interest outstanding)                                               $18.45
                                                                          ------
  Offering price per share (100 / 94.25)                                  $19.58
                                                                          ------
Class B shares:
  Net asset value and offering price per share
    (net assets of $182,138,282 / 9,921,316 shares of beneficial
      interest outstanding)                                               $18.36
                                                                          ------
Class C shares:
  Net asset value and offering price per share
    (net assets of $7,503,053 / 411,292 shares of beneficial
      interest outstanding)                                               $18.24
                                                                          ------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $ 4,883,198
    Interest                                                             700,562
    Foreign taxes withheld                                              (508,479)
                                                                     -----------
      Total investment income                                        $ 5,075,281
                                                                     -----------
  Expenses -
    Management fee                                                   $ 2,493,195
    Trustees' compensation                                                41,618
    Shareholder servicing agent fee (Class A)                            109,927
    Shareholder servicing agent fee (Class B)                            376,160
    Shareholder servicing agent fee (Class C)                              7,580
    Distribution and service fee (Class A)                               183,212
    Distribution and service fee (Class B)                             1,709,816
    Distribution and service fee (Class C)                                50,531
    Custodian fee                                                        211,477
    Postage                                                               61,227
    Printing                                                              59,150
    Auditing fees                                                         44,745
    Legal fees                                                             2,723
    Miscellaneous                                                        243,989
                                                                     -----------
      Total expenses                                                 $ 5,595,350
    Fees paid indirectly                                                 (26,276)
                                                                     -----------
      Net expenses                                                   $ 5,569,074
                                                                     -----------
        Net investment loss                                          $  (493,793)
                                                                     -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $31,942,068
    Foreign currency transactions                                     (2,194,366)
                                                                     -----------
      Net realized gain on investments and foreign currency
        transactions                                                 $29,747,702
                                                                     -----------
  Change in unrealized appreciation -
    Investments                                                      $ 5,199,094
    Translation of assets and liabilities in foreign currencies        1,828,842
                                                                     -----------
      Net unrealized gain on investments                             $ 7,027,936
                                                                     -----------
        Net realized and unrealized gain on investments and foreign
          currency                                                   $36,775,638
                                                                     -----------
          Increase in net assets from operations                     $36,281,845
                                                                     -----------

See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                         1996           1995
----------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                 $    (493,793)  $   (391,803)
  Net realized gain on investments and
    foreign currency transactions                        29,747,702      9,883,882
  Net unrealized gain on investments and
    foreign currency translation                          7,027,936      9,058,497
                                                      -------------   ------------
    Increase in net assets from operations            $  36,281,845   $ 18,550,576
                                                      -------------   ------------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)           $  (3,152,132)  $ (2,000,929)
  From net realized gain on investments and
    foreign currency transactions (Class B)              (6,611,169)   (15,860,996)
  From net realized gain on investments and
    foreign currency transactions (Class C)                (153,959)      (151,274)
                                                      -------------   ------------
    Total distributions declared to shareholders      $  (9,917,260)  $(18,013,199)
                                                      -------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                    $ 277,646,024   $150,342,597
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                      9,129,534     16,618,722
  Cost of shares reacquired                            (239,947,155)  (149,986,942)
                                                      -------------   ------------
    Increase in net assets from
      Fund share transactions                         $  46,828,403   $ 16,974,377
                                                      -------------   ------------
        Total increase in net assets                  $  73,192,988   $ 17,511,754
Net assets:
  At beginning of period                                211,357,702    193,845,948
                                                      -------------   ------------
  At end of period (including accumulated net
    investment loss of $41,430 and $71,455,
    respectively)                                     $ 284,550,690   $211,357,702
                                                      -------------   ------------

See notes to financial statements

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,
                                               ------------------------------------
                                                1996      1995      1994      1993*
-----------------------------------------------------------------------------------
                                               CLASS A
-----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each
  period):
Net asset value - beginning of period          $ 16.68   $ 16.95   $ 16.56   $15.71
                                               -------   -------   -------   ------
Income from investment operations# -
  Net investment income                        $  0.07   $  0.09   $  0.03   $ 0.01
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                  2.60      1.37      1.13     0.84
                                               -------   -------   -------   ------
      Total from investment operations         $  2.67   $  1.46   $  1.16   $ 0.85
                                               -------   -------   -------   ------
Less distributions declared to shareholders -
  In excess of net investment income           $    --   $    --   $ (0.07)  $   --
  From net realized gain on investments and
    foreign currency transactions                (0.90)    (1.73)    (0.70)      --
                                               -------   -------   -------   ------
      Total distributions declared to
        shareholders                           $ (0.90)  $ (1.73)  $ (0.77)  $   --
                                               -------   -------   -------   ------
Net asset value - end of period                $ 18.45   $ 16.68   $ 16.95   $16.56
                                               -------   -------   -------   ------
Total return++                                   16.72%    10.16%     7.03%    5.41%++
Ratios (to average net assets)/Supplemental
  data[Section]:
  Expenses##                                      1.65%     1.61%     1.54%    1.68%+
  Net investment income                           0.38%     0.58%     0.15%    0.94%+
Portfolio turnover                                  83%       73%       99%      70%
Average commission rate###                     $0.0200   $    --   $    --   $   --
Net assets at end of period (000 omitted)      $94,909   $52,164   $16,968   $2,076
   * For the period from the commencement of offering of Class A shares,
     September 7, 1993 to October 31, 1993.
   + Annualized.
  ++ Not annualized.
  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-------------------------------------------------------------------------------

                                                       PERIOD ENDED
                           YEAR ENDED OCTOBER 31,       OCTOBER 31,     YEAR ENDED NOVEMBER 30,
                       ------------------------------- ------------     -----------------------
                         1996       1995       1994        1993*         1992            1991
-----------------------------------------------------------------------------------------------
                        CLASS B
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each
  period):
Net asset
  value - beginning
  of period            $  16.55   $  16.78   $  16.53    $  13.50       $  12.40        $ 12.94
                       --------   --------   --------    --------       --------        -------
Income from investment
  operations# -
  Net investment
    income (loss)      $  (0.08)  $  (0.05)  $  (0.17)   $  (0.10)      $  (0.04)       $  0.17
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency
    transactions           2.60       1.37       1.13        3.28           1.17          (0.37)
                       --------   --------   --------    --------       --------        -------
      Total from
        investment
        operations     $   2.52   $   1.32   $   0.96    $   3.18       $   1.13        $ (0.20)
                       --------   --------   --------    --------       --------        -------
Less distributions declared
  to shareholders -
  In excess of net
    investment income  $     --   $     --   $  (0.01)   $     --       $     --        $    --
                       --------   --------   --------    --------       --------        -------
  From net realized
    gain on
    investments and
    foreign currency
    transactions          (0.71)     (1.55)     (0.70)      (0.15)         (0.03)         (0.15)
                       --------   --------   --------    --------       --------        -------
  From paid-in capital       --         --         --         --              --          (0.19)
      Total
        distributions
        declared to
        shareholders   $  (0.71)  $  (1.55)  $  (0.71)   $  (0.15)      $  (0.03)       $ (0.34)
                       --------   --------   --------    --------       --------        -------
Net asset value - end
  of period            $  18.36   $  16.55   $  16.78    $  16.53       $  13.50        $ 12.40
                       --------   --------   --------    --------       --------        -------
Total return              15.75%      9.07%      5.91%      23.80%++        9.13%         (1.57)%
Ratios (to average net assets)/Supplemental data:
  Expenses##               2.45%      2.55%      2.58%       2.66%+         2.91%          2.88%
  Net investment
    income (loss)         (0.44)%    (0.35)%    (1.01)%     (0.71)%+       (0.31)%         1.35%
Portfolio turnover           83%        73%        99%         70%           110%           160%
Average commission
  rate###              $ 0.0200   $     --   $     --    $    --        $     --         $    --
Net assets at end of
  period (000 omitted) $182,139   $156,286   $175,438    $145,575       $101,550        $82,890
   * For the 11 months ended October 31, 1993.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-------------------------------------------------------------------------------

                                                     YEAR ENDED NOVEMBER 30,
                                             --------------------------------------
                                              1990      1989      1988      1987*
-----------------------------------------------------------------------------------
                                             CLASS B
-----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $ 12.96   $ 11.21   $ 10.12    $  8.47
                                             -------   -------   -------    -------
Income from investment operations -
  Net investment income (loss)               $  0.13   $  0.09   $  0.14    $ (0.02)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                0.14      2.03      0.95       1.67
                                             -------   -------   -------    -------
      Total from investment operations       $  0.27   $  2.12   $  1.09    $  1.65
                                             -------   -------   -------    -------
Less distributions declared to
  shareholders -
  From net investment income                 $    --   $ (0.21)  $    --    $    --
                                             -------   -------   -------    -------
  From net realized gain on investments and
    foreign currency transactions              (0.29)    (0.12)       --         --
  From paid-in capital                            --     (0.04)       --         --
      Total distributions declared to
        shareholders                         $ (0.29)  $ (0.37)  $    --    $    --
                                             -------   -------   -------    -------
Net asset value - end of period              $ 12.94   $ 12.96   $ 11.21    $ 10.12
                                             -------   -------   -------    -------
Total return                                    2.02%    19.58%    10.77%     19.48%++
Ratios (to average net assets)/Supplemental
  data:
  Expenses                                      2.93%     3.05%     2.48%      2.50%+
  Net investment income (loss)                  1.07%     0.77%     1.29%     (0.29)%+
Portfolio turnover                               173%      190%      276%       272%
Net assets at end of period (000 omitted)    $81,505   $50,827   $42,806    $37,248
   * For the period from the commencement of investment operations, December 29,
     1986 to November 30, 1987.
   + Annualized.
  ++ Not annualized.

See notes to financial statements

-------------------------------------------------------------------------------

                                                     YEAR ENDED
                                                     OCTOBER 31,
                                                     ------------------------------
                                                        1996       1995      1994*
-----------------------------------------------------------------------------------
                                                      CLASS C
-----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 16.53    $ 16.80   $ 16.75
                                                       -------    -------   -------
Income from investment operations -
  Net investment loss                                  $ (0.06)   $ (0.05)  $ (0.09)
  Net realized and unrealized gain on investments
    and foreign currency transactions                     2.57       1.37      .014
                                                       -------    -------   -------
      Total from investment operations                 $  2.51    $  1.32   $  0.05
                                                       -------    -------   -------
Less distributions declared to shareholders
  from net realized gain on investments
  and foreign currency transactions                    $ (0.80)   $ (1.59)  $    --
                                                       -------    -------   -------
Net asset value - end of period                        $ 18.24    $ 16.53   $ 16.80
                                                       -------    -------   -------
Total return                                             15.82%      9.20%     0.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              2.39%      2.49%     2.55%+
  Net investment loss                                    (0.34)%    (0.31)%   (0.72)%+
Portfolio turnover                                          83%        73%       99%
Average commission rate###                             $0.0200    $    --   $    --
Net assets at end of period (000 omitted)              $ 7,503    $ 2,908   $ 1,440
   * For the period from the commencement of offering of Class C shares, January
    3, 1994 to October 31, 1994.
   + Annualized.
  ++ Not annualized.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
MFS World Equity Fund (the Fund) is a diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of the changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Fund expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Fund by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, $525,969 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated net investment loss and paid-in capital due to differences between book and tax accounting for operating losses and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1996, accumulated undistributed net investment loss and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for distributions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,143 for the year ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $35,038 for the year ended October 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $22,921 for the year ended October 31, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended October 31, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $45,712 and $1,340 for Class B and Class C shares, respectively, for the year ended October 31,

1996. Fees incurred under the distribution plans during the year ended October 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1996 were $11,608, $187,701, and $361 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $216,890,600 and $197,137,147, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                                       $247,604,977
                                                             ------------
        Gross unrealized appreciation                        $ 43,456,599
        Gross unrealized depreciation                          (8,534,303)
                                                             ------------
            Net unrealized appreciation                      $ 34,922,296
                                                             ============

(5) SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                       YEAR ENDED                  YEAR ENDED
                                    OCTOBER 31, 1996            OCTOBER 31, 1995
                               --------------------------   -------------------------
                                 SHARES        AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------------
Shares sold                     8,201,319   $ 145,253,452    4,007,859   $ 63,217,135
Shares issued to shareholders
  in reinvestment of
  distributions                   172,379       2,799,430      129,779      1,883,186
Shares reacquired              (6,355,583)   (113,016,532)  (2,011,280)   (32,143,857)
                               ----------   -------------   ----------   ------------
    Net increase                2,018,115   $  35,036,350    2,126,358   $ 32,956,464
                               ----------   -------------   ----------   ------------

Class B Shares

                                       YEAR ENDED                  YEAR ENDED
                                    OCTOBER 31, 1996            OCTOBER 31, 1995
                               --------------------------   -------------------------
                                 SHARES        AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------------
Shares sold                     7,209,459   $ 125,696,939    5,493,342   $ 85,113,083
Shares issued to shareholders
  in reinvestment of
  distributions                   381,169       6,206,034    1,006,721     14,610,342
Shares reacquired              (7,113,969)   (124,208,958)  (7,507,506)  (117,113,709)
                               ----------   -------------   ----------   ------------
    Net increase (decrease)       476,659   $   7,694,015   (1,007,443)  $(17,390,284)
                               ----------   -------------   ----------   ------------

Class C Shares

                                       YEAR ENDED                  YEAR ENDED
                                    OCTOBER 31, 1996            OCTOBER 31, 1995
                                -----------------------      --------------------
                                 SHARES        AMOUNT         SHARES      AMOUNT
---------------------------------------------------------------------------------
Shares sold                       381,981   $ 6,695,633      128,767   $2,012,379
Shares issued to shareholders
  in reinvestment of
  distributions                     7,678       124,070        8,646      125,194
Shares reacquired                (154,314)   (2,721,665)     (47,177)    (729,376)
                                 --------   -----------      -------   ----------
    Net increase                  235,345   $ 4,098,038       90,236   $1,408,197
                                 --------   -----------      -------   ----------

(6) LINE OF CREDIT
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1996 was $2,777.

(7) FINANCIAL INSTRUMENTS
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1996 as follows:

Forward Foreign Currency Exchange Contracts

                                                                           NET UNREALIZED
                          CONTRACTS TO               IN       CONTRACTS      APPRECIATION
                       DELIVER/RECEIVE     EXCHANGE FOR        AT VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------------------
Sales
      11/01/96     CAD       2,394,003      $ 1,749,734     $ 1,787,370          $(37,636)
      11/15/96     ESP     509,819,928        3,999,623       3,984,243            15,380
      2/03/97      SEK     120,261,478       18,262,943      18,322,799           (59,856)
                                            -----------     -----------          --------
                                            $24,012,300     $24,094,412          $(82,112)
                                            -----------     -----------          --------
Purchases
      11/01/96     CAD       2,394,003      $ 1,753,720     $ 1,787,370          $ 33,650
      2/03/97      SEK      84,703,202       12,857,000      12,905,210            48,210
                                            -----------     -----------          --------
                                            $14,610,720     $14,692,580          $ 81,860
                                            ===========     ===========          ========

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

     CAD = Canadian Dollars
     ESP = Spanish Pesetas
     SEK = Swedish Kronor

At October 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Fund owned the following restricted securities (constituting 1.56% of net assets) which may not be publicly sold without registration under Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                    DATE OF
DESCRIPTION                     ACQUISITION          SHARES           COST          VALUE
-----------------------------------------------------------------------------------------
Bank Negara Indonesia     10/25/96                2,072,600     $  764,972     $  756,651
Hong Leong Finance Ltd.   5/16/95 - 9/27/95         722,000      2,524,941      2,204,972
Jarvis Hotels PLC         6/21/96 - 7/02/96         575,000      1,540,897      1,487,028
                                                                               ----------
                                                                               $4,448,651
                                                                               ----------

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VI and Shareholders of MFS World Equity
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Equity Fund (a Series of MFS Series Trust VI) as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1996 and 1995, and the financial highlights for each of the years in the four-year period ended October 31, 1996 and the six-year period ended November 30, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Equity Fund at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

November 29, 1996

ADS ILLUSTRATE MFS' UNPARALLELED EXPERIENCE

[GRAPHIC]

MFS' new advertisements look back at some of the most important events of the twentieth century to demonstrate a simple point -- no other fund company can match MFS' experience. MFS has been managing money for investors since 1924 when we "invented" the nation's first fund, Massachusetts Investors Trust.

Print and broadcast ads will offer dramatic portraits of what that 72 years' worth of experience means. By the time the Apollo rockets began taking off for the moon, for example, MFS had already been exploring the universe of stocks for more than four decades. The company was also on the scene, as other ads will illustrate, when Louis Armstrong was redefining jazz and when the great racehorse Whirlaway was galloping to a Triple Crown victory.

An MFS Chairman Keith Brodkin emphasizes, in today's increasingly competitive mutual fund industry, it's important to have a recognizable brand name. The goal of the MFS ad campaign is to increase public awareness of the company and its unique role in the industry as the inventor of the mutual fund.

The across-the-board strength of the MFS Family of Funds[Registered Trademark] will be highlighted in the print ads, which cite the performance results and Morningstar ratings of various MFS funds.

The broadcast ads appear on a number of cable and network television news and sports programs. The print ads appear in newspapers such as The Wall Street Journal and USA Today; in financial magazines such as Kiplinger's Personal Finance and Money, and in leisure magazines such as Golf Digest and Tennis.

(The cost of the campaign is being underwritten by MFS. It is neither a fund shareholder nor an annuity contractholder expense.)

IT'S EASY TO CONTACT US

[PHONE]    MFS AUTOMATED INFORMATION

           ACCOUNT INFORMATION:
           Call 1-800-MFS-TALK (1-800-637-8255)
           anytime.

           INVESTMENT OUTLOOK:
           Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[QUESTION  MFS PERSONAL SERVICE
  MARK]
           ACCOUNT SERVICE/LITERATURE:
           Call 1-800-225-2606 any business day
           from 8 a.m. to 8 p.m. Eastern time.

           PRODUCT INFORMATION:
           Call 1-800-637-2929 any business day
           from 9 a.m. to 5 p.m. Eastern time.

           IRA SERVICE:
           Call 1-800-637-1255 any business day
           from 9 a.m. to 5 p.m. Eastern time.

           SERVICE FOR THE HEARING-IMPAIRED:
           Call 1-800-637-6576 any business day
           from 9 a.m. to 5 p.m. Eastern time (TDD required).

[ENVELOPE] MFS ADDRESSES

           MFS Service Center, Inc.
           P.O. Box 2281
           Boston, MA 02107-9906

           WORLD WIDE WEB:
           www.mfs.com

THE MFS FAMILY OF FUNDS[Registered Trademark]
AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial advisor or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.

STOCK                                                      WORLD
---------------------------------------------------------- -------------------------------------------------------------------------
Massachusetts Investors Trust                              MFS[Registered Trademark] Foreign & Colonial Emerging Markets Equity Fund
Massachusetts Investors Growth Stock Fund                  MFS[Registered Trademark] Foreign & Colonial International Growth Fund
MFS[Registered Trademark] Capital Growth Fund              MFS[Registered Trademark] Foreign & Colonial International Growth and
MFS[Registered Trademark] Emerging Growth Fund               Income Fund
MFS[Registered Trademark] Gold & Natural Resources Fund    MFS[Registered Trademark] World Asset Allocation Fund
MFS[Registered Trademark] Growth Opportunities Fund        MFS[Registered Trademark] World Equity Fund
MFS[Registered Trademark] Managed Sectors Fund             MFS[Registered Trademark] World Governments Fund
MFS[Registered Trademark] OTC Fund                         MFS[Registered Trademark] World Growth Fund
MFS[Registered Trademark] Research Fund                    MFS[Registered Trademark] World Total Return Fund
MFS[Registered Trademark] Value Fund
                                                           NATIONAL TAX-FREE BOND
                                                           -------------------------------------------------------------------------
STOCK AND BOND                                             MFS[Registered Trademark] Municipal Bond Fund
---------------------------------------------------------- MFS[Registered Trademark] Municipal High Income Fund
MFS[Registered Trademark] Total Return Fund                MFS[Registered Trademark] Municipal Income Fund
MFS[Registered Trademark] Utilities Fund
                                                           STATE TAX-FREE BOND
BOND                                                       -------------------------------------------------------------------------
---------------------------------------------------------- Alabama, Arkansas, California, Florida,
MFS[Registered Trademark] Bond Fund                        Georgia, Maryland, Massachusetts,
MFS[Registered Trademark] Government Mortgage Fund         Mississippi, New York, North Carolina,
MFS[Registered Trademark] Government Securities Fund       Pennsylvania, South Carolina, Tennessee,
MFS[Registered Trademark] High Income Fund                 Virginia, West Virginia
MFS[Registered Trademark] Intermediate Income Fund
MFS[Registered Trademark] Strategic Income Fund            MONEY MARKET
                                                           -------------------------------------------------------------------------
LIMITED MATURITY BOND                                      MFS[Registered Trademark] Cash Reserve Fund
---------------------------------------------------------- MFS[Registered Trademark] Government Money Market Fund
MFS[Registered Trademark] Government Limited Maturity Fund MFS[Registered Trademark] Money Market Fund
MFS[Registered Trademark] Limited Maturity Fund
MFS[Registered Trademark] Municipal Limited Maturity Fund


MFS[Registered Trademark] WORLD EQUITY FUND[Service Mark]

TRUSTEES                                             ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President           James R. Bordewick, Jr.*

Richard B. Bailey* - Private Investor;               CUSTODIAN
Former Chairman and Director (until 1991),           State Street Bank and Trust Company
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,               AUDITORS
Cambridge Trust Company                              Deloitte & Touche LLP

Marshall N. Cohan - Private Investor                 INVESTOR INFORMATION
                                                     For MFS stock and bond market outlooks, call
Lawrence H. Cohn - Chief of Cardiac                  toll free: 1-800-637-4458 anytime from a
Surgery, Brigham and Women's Hospital;               touch-tone telephone.
Professor of Surgery, Harvard Medical School
                                                     For information on MFS mutual funds,
The Hon. Sir J. David Gibbons, KBE - Chief           call your financial adviser or, for an
Executive Officer, Edmund Gibbons Ltd.;              information kit, call toll free:
Chairman, Bank of N.T. Butterfield & Son Ltd.        1-800-637-2929 any business day from
                                                     9 a.m. to 5 p.m. Eastern time (or leave
Abby M. O'Neill - Private Investor;                  a message anytime).
Director, Rockefeller Financial Services, Inc.
(investment advisers)                                INVESTOR SERVICE
                                                     MFS Service Center, Inc.
Walter E. Robb, III - President and Treasurer,       P.O. Box 2281
Benchmark Advisors, Inc. (corporate financial        Boston, MA 02107-9906
consultants); President, Benchmark Consulting
Group, Inc. (office services); Trustee, Landmark     For general information, call toll free:
Funds (mutual funds)                                 1-800-225-2606 any business day from
                                                     8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,                   For service to speech- or hearing-impaired, call
Massachusetts Financial Service Company              toll free: 1-800-637-6576 any business day
                                                     from 9 a.m. to 5 p.m. Eastern time. To use
Jeffrey L. Shames* - President and Director,         this service, your phone must be equipped with
Massachusetts Financial Services Company             a Telecommunications Device for the Deaf.

J. Dale Sherratt - President, Insight Resources,     For share prices, account balances, and
Inc. (acquisition planning specialists)              exchanges, call toll free: 1-800-MFS-TALK
                                                     (1-800-637-8255) anytime from a touch-tone
Ward Smith - Former Chairman (until 1994),           telephone.
NACCO Industries; Director, Sundstrand
Corporation                                          WORLD WIDE WEB
                                                     www.mfs.com
INVESTMENT ADVISER
Massachusetts Financial Services Company             [DALBAR LOGO] For the third year in a row, MFS
500 Boylston Street                                  earned a #1 ranking in the DALBAR, Inc. Broker/Dealer
Boston, MA 02116-3741                                Survey, Main Office Operations Service Quality Category.
                                                     The firm achieved a 3.48 overall score on a scale of 1
DISTRIBUTOR                                          to 4 in the 1996 survey. A total of 110 firms responded,
MFS Fund Distributors, Inc.                          offering input on the quality of service they received from
500 Boylston Street                                  29 mutual fund companies nationwide. The survey contained
Boston, MA 02116-3741                                questions about service quality in 15 categories, including
                                                     "knowledge of phone service contacts," "accuracy of
PORTFOLIO MANAGER                                    transaction processing," and "overall ease of doing business
David Mannheim*                                      with the firm."

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*



* Affiliated with the Investment Adviser

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                                                                             33

  MFS[Registered Trademark] WORLD         [LOGO]
  EQUITY FUND                                                                                            ----------------------
  500 Boylston Street                                                                                    BULK RATE
  Boston, MA 02116                                                                                       U.S. POSTAGE
  [LOGO]                                                                                                 PAID
                                                                                                         PERMIT #55638
                                                                                                         BOSTON, MA
                                                                                                         ----------------------

(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116                               MWE-2-12/96 47M 04/204/304
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